SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                                 LIFE USA, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                                  LIFE USA, INC.
                  2300 Canyon Blvd. Suite 4, Boulder, CO 80302
                                 (303) 415-1900


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 NOVEMBER __, 2006


Dear Shareholder:

     We cordially invite you to attend the Life USA, Inc. Annual Meeting of Shareholders on November __ , 2006 @ 1:30 PM, at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, Colorado, at 1:30 P.M. local time at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Rick Newton President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record as of _______________, 2006 of LIFE USA, INC. ("LFUI.OB"), a Colorado corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect three directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Jaspers + Hall, PC as Independent Accountants for the annual period ending December 31, 2006.

     3. To change the Company's name to a name to be determined by the Board of Directors. (Amendment to Articles of Incorporation)

     4. To authorize a reverse split of the Company's common stock on a basis of up to twelve for one. Fractional shares will be rounded up to the next whole share. (Amendment to Articles of Incorporation)

     The Board of Directors has fixed the closing of business on _____________, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended December 31, 2005, as amended, accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                           Sincerely,


                                           ------------------------------
                                           Rick Newton, President


                            ----------------------

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                            ----------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                                 LIFE USA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 NOVEMBER __, 2006

     This Proxy Statement is being furnished to Shareholders of Captech Financial Group, Inc. ("LFUI.OB") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on November __, 2006 and at any adjournments thereof (the "Meeting"). The Meeting will be held at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, Colorado, at 1:30 P.M. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about _________________, 2006.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol LFUI.OB. Information about us can be found in our December 31, 2005 Annual Report, as amended, filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Annual Meeting. As of this date, October 20, 2006, 10,060,534 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                            ------------------------

QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a reverse split and name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Rick Newton, President,
..

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Rick Newton, President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                            ----------------------

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is two. The Board has nominated three (3) persons. At this Annual
Meeting, a Board of three (3) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.


THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:

Wesley F. Whiting, Rick Newton and Kelly Kendall

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

WESLEY F. WHITING, President and Director, age 73. Mr. Whiting was President, director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-1991), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000-2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002, and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. From November 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He was President and Director of Fayber Group, Inc. 2003, 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003. He served as a director of Baymark Technologies, Inc. 2005-2006. He is a director of Cavion Technologies, Inc. (2006) and Aspeon, Inc. (2006).

RICK NEWTON - Mr. Newton has with 30+ years of multi-industry experience ranging from start-ups to Fortune 10 corporations. He has worked with hundreds of these projects during his career as a corporate intrapreneur and entrepreneur. He worked 16 years at IBM, the last half doing Corporate Venturing. He worked at American Express, responsible for the Investment Banking marketing and operations of small, high growth companies. Mr. Newton has a Bachelor degree in Mechanical Engineering and an MBA from the University of Colorado.

Over the past 5 years Mr. Newton held the following corporate positions: From March 1999 to present President and CEO of Wisdom in Action, Inc., a privately held small business; From 1987 to present Executive director and CEO of Systems Science Institute, a privately held small business; From September 2004 to


                             ----------------------
present General Partner of Conscious Capital Fund LP, privately held limited partnership; From September 2004 to present managing member of Conscious Capital Management LLC, privately held general partner of Conscious Capital Fund; From September 2004 to present managing member of Conscious Capital Consulting LLC, privately held limited liability company; From January 2002 to December 2003 Chairman of Socially Responsible Private Equity Networks, Inc., a privately held corporation; College Bound Student Alliance, Inc., a publicly traded company, chairman of the board of directors from April 1999 to December 2002, Director from April 1999 to January 2006, and Chairman of the Audit Committee from December 2002 to January 2005; From January 2000 to April 2005 member of the Board of Directors and Chairman of the Compensation Committee of Chartwell International, Inc., a publicly traded company; From March 2005 to January 2006 Board of Directors at Kingsley Capital Inc., a privately held corporation; From January 2002 to January 2005 Board of Directors at Pasta Fresca, Inc., a privately held corporation; From August 2000 to April 2001 Executive Director of the University of Colorado Bard Entrepreneur Center; From July 1999 to April 2001 Chairman of the University of Colorado Rutt Bridges Venture Capital Fund; From December 1998 to December 2001 Board of Directors of the Rockies Venture Club; From November 2003 to November 2004 Vice President Finance and Administration at BioCare Systems, Inc. a privately held corporation; From January 2004 to November 2005 Board of Directors of Wed Steps, Inc., a privately held corporation; From June 2000 to January 2002 founder and member of the Board of Directors of Lighthouse Enterprise Holdings, Inc., a private company. Mr. Newton has bee CEO of Life USA, Inc. since September 2005.

KELLY KENDALL, AGE 30, Director. Mr. Kendall received a B.S. in Business Management in 1999 from University of Phoenix. From 1993-1996 he was in the U.S. Marine Corps. In 1998-1999 he was President of A Musician's Touch, Inc. which attempted to start an internet music marketing service. In 2001-2002 he was President of eMotion Records, Inc. which was formed to market Mr. Kendall's keyboard music as custom music for multimedia productions. A subsidiary of eMotion was A.N.A. Soundscapes, which was to be a music producer for multimedia for other musicians. Mr. Kendall filed a personal bankruptcy in 1999. Mr. Kendall was employed by Comp USA as Service Center Manager in 1999-2000. Comp USA is a computer retailer. In 2000-2001 he was an account executive for Sapphire Technology, a software seller. Mr. Kelly was Chief Operating Officer of TheFinancialNetwork.com from early 2003 until February 2004. He has been a director of the Company since 2003.


     Management will devote part time to the operations of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                            ------------------------

                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Jaspers + Hall, PC, Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2006 and shareholders are asked to ratify such appointment. Ratification of the appointment of Jaspers + Hall, PC, as the Company's independent public accountants for the fiscal year ending December 31, 2006 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Jaspers + Hall, PC for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Jaspers + Hall, PC are expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Jaspers + Hall, PC as independent accountants for the Company's year ending December 31, 2006.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------

                                   Proposal #3

              PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                                   NAME CHANGE

     We are asking shareholders to authorize a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to the former business attempt, in which the Company may never again engage.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

                            ------------------------

                                   Proposal #4

          PROPOSED REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

          We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each twelve shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be thirty days following the date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300. This requires an Amendment to the Articles of Incorporation to accomplish the reverse split.

     We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

     We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

          Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be reduced by the factor of the reverse, i.e. up to one for twelve shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Colorado law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

                            ------------------------
                                       8

     As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

     While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

     Once the reverse split has occurred, Managment believes the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

Future Dilutive Transactions

     It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

                            ------------------------

     The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

          1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% after the reverse split, now, to as little as 8%.

          2. Control of the Company by stockholders may change due to new issuances.

          3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

          4.   Business plans and operations may change.

          5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

                            ------------------------

           TABLE SHOWING EFFECT OF REVERSE SPLIT SEVENTY-FIVE FOR ONE

Shares Pre-Reverse                                      Post-Reverse shares
------------------------------------------------------------------------------
10                                                      1
20                                                      2
30                                                      3
40                                                      4
50                                                      5
500                                                     42
1000                                                    84
2000                                                    168
3000                                                    250
4000                                                    334
5000                                                    417
10,000                                                  834
20,000                                                  1667
50,000                                                  4167
100,000                                                 8334

     There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

     Dissenting shareholders have no appraisal rights under Colorado law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

     Fractional Shares. Fractional shares will be rounded up to the next whole share.

     The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

     In the event that the ballot is left blank for a proposal, it will be deemed a "Yes" vote.

ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, February 28, 2007, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in late spring, 2007.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, October 20, 2006, the total number of common shares outstanding and entitled to vote was 10,060,534.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                            -----------------------
                                       11

REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB, as amended, is attached hereto and later filings may be obtained without charge, by writing us at 2300 Canyon Blvd. Suite 4, Boulder, CO 80302, Rick Newton, President.


                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are currently Officers and the members of the Board of Directors. Wesley F. Whiting and Kelly Kendall are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of September 25, 2006 are as follows:

        Rick Newton, President and Director
        Wesley Whiting,  Director
        Kelly Kendall, Director

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     The principal occupations of each current director and officer of the Company for at least the past five years are as follows:

WESLEY F. WHITING, President and Director, age 73. Mr. Whiting was President, director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-1991), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000-2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002, and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. From November 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He was President and Director of Fayber Group, Inc. 2003, 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003. He served as a director of Baymark Technologies, Inc. 2005-2006. He is a director of Cavion Technologies, Inc. (2006) and Aspeon, Inc. (2006).

RICK NEWTON - Mr. Newton has with 30+ years of multi-industry experience ranging from start-ups to Fortune 10 corporations. He has worked with hundreds of these projects during his career as a corporate intrapreneur and entrepreneur. He worked 16 years at IBM, the last half doing Corporate Venturing. He worked at American Express, responsible for the Investment Banking marketing and operations of small, high growth companies. Mr. Newton has a Bachelor degree in Mechanical Engineering and an MBA from the University of Colorado.

Over the past 5 years Mr. Newton held the following corporate positions: From March 1999 to present President and CEO of Wisdom in Action, Inc., a privately held small business; From 1987 to present Executive director and CEO of Systems Science Institute, a privately held small business; From September 2004 to present General Partner of Conscious Capital Fund LP, privately held limited

                             ----------------------
partnership; From September 2004 to present managing member of Conscious Capital Management LLC, privately held general partner of Conscious Capital Fund; From September 2004 to present managing member of Conscious Capital Consulting LLC, privately held limited liability company; From January 2002 to December 2003 Chairman of Socially Responsible Private Equity Networks, Inc., a privately held corporation; College Bound Student Alliance, Inc., a publicly traded company, chairman of the board of directors from April 1999 to December 2002, Director from April 1999 to January 2006, and Chairman of the Audit Committee from December 2002 to January 2005; From January 2000 to April 2005 member of the Board of Directors and Chairman of the Compensation Committee of Chartwell International, Inc., a publicly traded company; From March 2005 to January 2006 Board of Directors at Kingsley Capital Inc., a privately held corporation; From January 2002 to January 2005 Board of Directors at Pasta Fresca, Inc., a privately held corporation; From August 2000 to April 2001 Executive Director of the University of Colorado Bard Entrepreneur Center; From July 1999 to April 2001 Chairman of the University of Colorado Rutt Bridges Venture Capital Fund; From December 1998 to December 2001 Board of Directors of the Rockies Venture Club; From November 2003 to November 2004 Vice President Finance and Administration at BioCare Systems, Inc. a privately held corporation; From January 2004 to November 2005 Board of Directors of Wed Steps, Inc., a privately held corporation; From June 2000 to January 2002 founder and member of the Board of Directors of Lighthouse Enterprise Holdings, Inc., a private company. Mr. Newton has bee CEO of Life USA, Inc. since September 2005.

     KELLY KENDALL, AGE 31, Director. Mr. Kendall received a B.S. in Business Management in 1999 from University of Phoenix. From 1993-1996 he was in the U.S. Marine Corps. In 1998-1999 he was President of A Musician's Touch, Inc. which attempted to start an internet music marketing service. In 2001-2002 he was President of eMotion Records, Inc. which was formed to market Mr. Kendall's keyboard music as custom music for multimedia productions. A subsidiary of eMotion was A.N.A. Soundscapes, which was to be a music producer for multimedia for other musicians. Mr. Kendall filed a personal bankruptcy in 1999. Mr. Kendall was employed by Comp USA as Service Center Manager in 1999-2000. Comp USA is a computer retailer. In 2000-2001 he was an account executive for Sapphire Technology, a software seller. Mr. Kelly was Chief Operating Officer of TheFinancialNetwork.com from early 2003 until February 2004. He has been director of the Company since 2003.



                           ---------------------------

    NAME            AGE       POSITION WITH THE COMPANY              TERM
    ----            ---       -------------------------              ----

Rick Newton                    President and Director                Annual

Kelly Kendall       31         Director                              Annual

Wesley F. Whiting   73         Director                              Annual


Executive Compensation
----------------------
Remuneration
------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2005 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $60,000, and to all directors and officers as a group:

              SUMMARY COMPENSATION TABLE OF EXECUTIVES & DIRECTORS

                                            Annual Compensation                                      Awards
      Name and Principal   Year    Salary ($)     Bonus ($)      Other Annual             Restricted Stock   Securities
      Position                                                   Compensation ($)         Award(s)           Underlying
                                                                                          ($)                Options/
                                                                                                             SARs (#)

      Rick Newton          2004    0              0              0                        0                  187,5000
                           2005    0              0              0                        0                  0

      Michael Schuett      2005    46,666         0              0                        0                  0
      (Resigned as
      President)

      Wesley F. Whiting    2005    0              0              0                        0                  0


      Kelly Kendall        2005    0              0              0                        0                  0

*Ten year warrants @ $.50 per share exercise price. (exipiring 1/1/06)

                             ----------------------

    Option/SAR Grants Table (None)

    Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

    Long Term Incentive Plans - Awards in Last Fiscal Year (None)

     See "Certain Relationships and Related Transactions." The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

     (1) None of the current directors of the Company will devote their full time to the management of the Company.


Stock Purchase Plans; Profit Sharing and Thrift Plans
-----------------------------------------------------

     Presently  the  Company has no stock  purchase  plans,  profit-sharing   or
thrift plans.

Options, Warrants or Rights
----------------------------

            Summary of Outstanding Options as of October 20, 2006


Optionee              Date Vested Expire  #Options  Exercise Price
--------              ------------------  --------  --------------

AND Consulting        01/01/06  01/01/11   67,500   $0.50

John Schoonbrood      01/01/06  01/01/11   45,000   $0.50

KMG Marketing         01/01/06  01/01/11   25,000   $0.50

Rick Newton           01/01/06  01/01/11  187,500   $0.50

AND Consulting        03/31/06  03/31/11   25,000   $0.50

John Schoonbrood      03/31/06  03/31/11   38,121   $0.50

Kelly Kendall         03/31/06  03/31/11   10,000   $0.50

Leland Watson         03/31/06  03/31/11   10,000   $0.50

Michael Scheutt       03/31/06  03/31/11   10,000   $0.50

Rick Newton           03/31/06  03/31/11   67,500   $0.50

Steve Parkinson       03/31/06  03/31/11   10,000   $0.50

Wes Whiting           03/31/06  03/31/11   10,000   $0.50

John Schoonbrood      06/30/06  06/30/11   43,351   $0.50

Kelly Kendall         06/30/06  06/30/11   10,000   $0.50

Leland Watson         06/30/06  06/30/11   10,000   $0.50

Michael Scheutt       06/30/06  06/30/11   10,000   $0.50

Rick Newton           06/30/06  06/30/11  180,000   $0.50

Wes Whiting           06/30/06  06/30/11   10,000   $0.50



     TOTAL
                             ----------------------

Compensation Committee Interlocks
---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a Company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Audit Committee
--------------

     No audit committee exists other than the members of the Board of Directors.

Code of Ethics
--------------

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

 Committees and Procedures

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

     (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company.

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (9) With regard to each nominee approved by the nominating committee for inclusion on the registrant's proxy card (other than nominees who are executive officers or who are directors standing for re-election), state which one or more of the following categories of persons or entities recommended that nominee: None

                            --------------------------

PRINCIPAL HOLDERS OF VOTING SECURITIES

     a) The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Company, was the beneficial owner as of October 20, 2006, of more than 5% of the outstanding voting shares of the Company. Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.


SHAREHOLDERS/BENEFICIAL                         NUMBER OF SHARES       OWNERSHIP
OWNERS                                                                PERCENTAGE
-------------------------------------------------------------------------------
Steve Parkinson, Director                            2,000,000               20%
   2300 Canyon Blvd. Suite 4, Boulder CO 80302
Michael Schuett President /Director                  2,000,000               20%
   2300 Canyon Blvd. Suite 4, Boulder, CO 80302
Bradley Family Trust                                   754,000              7.4%
   2300 Canyon Blvd. Suite 4, Boulder, CO 80302
Total                                                4,754,000             47.4%
                                                     =========             =====

 Common

     (1) With respect to the common stock, percentages shown are based upon 10,060,534 shares of common stock actually outstanding as of October 20, 2006. 2006.

     (b) The following table sets forth as of October 20, 2006, the beneficial ownership of the Company's voting shares by all current directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by him.

                 Beneficial Ownership of Officers and Directors

      Title       Name of                             Amount and        Percent
        of        Beneficial                          Nature of         of
      Class       Owner                               Beneficial        Equity
      -----       -----                               Ownership         -------
                                                      ---------
     Common     Wesley F. Whiting,
                                                         5,000              <1%

     Common     Kelly Kendall,
                                                         5,000              <1%

     Common     Rick Newton,                           187,500 *            1.9%

                                                       -------------------------
                Officers and Directors as a Group      197,500               2%

                            ------------------------

Notes to the table:

     Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

* Ten year warrants to purchase @ $.50 per share.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

     The Company's Annual Report on Form 10-KB, as amended, for the year ended December 31, 2005 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

Principal Accountant Fees and Services
--------------------------------------

General. Jaspers + Hall, PC, CPAs ("Jaspers") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining Jaspers' independence.

Audit Fees. In 2005 Jaspers + Hall billed the Company $5,000 for the following professional services: audit of the financial statements of Neuro Nutrition, Inc. for the nine month period ended September 30, 2005, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the period ended September 30, 2005. Jaspers + Hall did not bill the Company for services prior to the September 30, 2005, review.

There were no audit related fees in 2005 or 2004. There were no tax fees or other fees in 2005 or 2004 paid to Auditors or Auditors' affiliates.

Audit fees for 2005 have  been  incurred for $5,500 to Jaspers + Hall P.C.

The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors' engagement for the audit year 2005 and 2004.

All audit work was performed by the auditors' full time employees.


                            -----------------------
                                       18

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2005, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Life USA, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                          LIFE USA,INC.

                            Dated: _______________, 2006

                     By the order of the Board of Directors


                             -----------------------
                    Rick Newton, President and Director



                            -------------------------

                                     BALLOT

--------------------------------------------------------------------------------

                                  LIFE USA,INC.
                  2300 Canyon Blvd. Suite 4, Boulder, CO 80302
                                 (303) 415-1900

                          PROXY FOR ANNUAL MEETING OF
                          STOCKHOLDERS, NOVEMBER __, 2006

     The undersigned hereby appoints Rick Newton proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Life USA, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on November __, 2006, at 1:30 p.m., at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, Colorado, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees: Wesley F. Whiting, Rick Newton and Kelly Kendall.

               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Jaspers + Hall, PC as independent accountants for the period ending December 31, 2006:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To change the name of the corporation to a name to be determined by the Board of Directors. (Amendment to Articles of Incorporation)

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4.   To authorize a reverse split of the common stock up to a  twelve  for one  basis,  by which  each  ten  shares  shall  become one share.
     Fractional   shares  will  not  be  issued.   (Amendment   to  Articles  of
     Incorporation)

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________and voted hereby.

Name & Address of Shareholder

_____________________________

_____________________________

_____________________________

_____________________________
(VOID WITHOUT INFO)



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2006

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.